Earnings Report April 26, 2012 Neustar, Inc Supplemental Information Exhibit 99.2

Revenue by Segment
Carrier Services:
Numbering Services – We operate and maintain authoritative databases for telephone number resources utilized by our carrier customers and manage the telephone number lifecycle. The services utilizing these databases are: NPAC Services in the United States and Canada, International LNP Services (Taiwan and Brazil) and Number Administration.
Order Management Services –
Our Order Management Services (OMS) permit carrier customers, through a single interface, to exchange essential operating data with multiple carriers in order to provision services.
IP Services –
We provide scalable IP services to carriers which allow them to manage access for the routing of IP communications.
Enterprise Services:
Internet Infrastructure Services – We provide a suite of domain name systems (DNS) services to our enterprise customers built on a global directory platform. These services include Managed DNS,
Monitoring and Load Testing, and IP Geolocation.
Registry Services –
We operate the authoritative registries for certain Internet domain names and operate the authoritative U.S. Common Short Code (CSC) registry on behalf of wireless carriers in the United
States. These services include the registry services for .biz, .us, .co, .tel and .travel domain names, as well as the registry for U.S. Common Short Codes.
Information Services:
Identification Services – Our real-time identification services include the provision of caller-name and related information to telephony providers, delivery of identity and other attribute data for use in call centers or in remarketing efforts, and geographic-based solutions for intelligent call routing, Web-based location lookup, and site planning.
Verification & Analytics Services – We provide verification services that allow clients to validate customer-provided information, enhance sales leads and assign quality ratings to maximize a prospect’s
“reachability.” Our broad-based analytic capabilities also utilize real-time predictive scoring to determine which prospects are most likely to purchase, become a high-value customer or respond to a particular marketing campaign. We also provide an intelligent, privacy-friendly mechanism for  delivering targeted, real-time advertising on the Internet.
Local Search & Licensed Data Services –
We provide an online listing identity management solution that provides the essential tools to verify, enhance and manage the identity of local listings across the
Web. We also maintain an expansive data repository that provides a more current alternative to Directory Listing and White Page compilations.
Segment Revenue, $ in 000s Full-Year
2012 Qtr
Ended,
Mar 31, Jun 30, Sep 30, Dec 31, 2011 Mar 31,
Carrier Services
    Numbering Services 99,426 98,813 99,924 99,810 397,973 110,489
    Order Management Services 7,144 8,481 10,236 9,943 35,804 10,910
    IP Services 3,045 3,540 3,995 3,537 14,117 2,974
   Total Carrier Services revenue 109,615 110,834 114,155 113,290 447,894 124,373
Enterprise Services
    Internet Infrastructure Services (IIS) 20,404 20,117 20,484 21,982 82,987 21,723
    Registry Services 16,076 16,732 17,858 17,737 68,403 17,762
   Total Enterprise Services revenue 36,480 36,849 38,342 39,719 151,390 39,485
Information Services
    Identification Services –       –       –       13,873 13,873 22,719
    Verification & Analytics Services –       –       –       4,465 4,465 8,236
    Local Search & Licensed Data Services –       –       –       2,833 2,833 4,769
   Total Information Services revenue –       –       –       21,171 21,171 35,724
   Total consolidated revenue 146,095 147,683 152,497 174,180 620,455 199,582
2011 Quarter Ended,

Key Performance Metrics
Metrics Full-Year
2012 Qtr
Ended,
Revenue category Mar 31, Jun 30, Sep 30, Dec 31, 2011 Mar 31,
Carrier Services
NPAC Services transactions (in thousands) 131,278   130,121   117,792   89,746     468,937   113,251
Enterprise Services
IIS queries (in billions) 1,090       881          962          1,029       3,962       982
IIS new customers 287          306          242          258          1,093       253
IIS upgrades 321          311          318          311          1,261       381
Registry - domain names under management (in thousands) 5,143       5,310       5,403       5,451       5,451       5,736
CSC - codes under management 4,103       4,256       4,370       4,565       4,565       4,667
2011 Quarter Ended,

Expense by Cost
by Quarter and as a Percentage of Revenue
$ in 000s Full-Year
2012 Qtr
Ended,
Mar 31, Jun 30, Sep 30, Dec 31, 2011 Mar 31,
Revenue 146,095     147,683     152,497     174,180     620,455     199,582
Expense by type
Cost of revenue (excl. depreciation & amortization) 31,052     31,417     34,194     41,329     137,992     44,898
    % of Revenue 21% 21% 22% 24% 22% 22%
Sales and marketing 24,939     26,267     25,069     33,580     109,855     38,353
    % of Revenue 17% 18% 16% 19% 18% 19%
Research and development 3,996      3,441      3,746      6,326      17,509       7,724
    % of Revenue 3% 2% 2% 4% 3% 4%
General and administrative 20,215     21,949     20,960     33,193     96,317       20,993
    % of Revenue 14% 15% 14% 19% 16% 11%
Depreciation & amortization 9,146      9,386      10,486     17,191     46,209       22,706
    % of Revenue 6% 6% 7% 10% 7% 11%
Restructuring charges (recoveries) 432         (12)          (33)          3,162      3,549         522
    % of Revenue 0% 0% 0% 2% 1% 0%
Total operating expense 89,780       92,448       94,422       134,781     411,431     135,196
2011 Quarter Ended,

Expense Details
Other Details and Headcount
Stock-based compensation by type ($ in 000s) Full-Year
2012 Qtr
Ended,
Mar 31, Jun 30, Sep 30, Dec 31, 2011 Mar 31,
Cost of revenue 476              616              780              940              2,812           555
Sales and marketing 1,726           1,989           1,907           2,378           8,000           1,736
Research and development 335              312              345              381              1,373           359
General and administrative 3,479           3,083           3,428           5,316           15,306         1,251
   Total stock-based compensation expense 6,016           6,000           6,460           9,015           27,491         3,901
Amortization of intangibles ($ in 000s) 1,129           1,110           1,716           8,152           12,107         12,572
Headcount by type Year-End
2012 Qtr
Ended,
Mar 31, Jun 30, Sep 30, Dec 31, 2011 Mar 31,
Cost of revenue 385              390              430              658              658              659
Sales and marketing 300              306              327              461              461              461
Research and development 83               78               77               137              137              141
General and administrative 199              200              200              232              232              228
   Total headcount 967              974              1,034           1,488           1,488           1,489
2011 Quarter Ended,
2011 Quarter Ended,

Non-GAAP Financial
Measures
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE
Neustar reports its results in accordance with generally accepted accounting principles in the United States (GAAP).  In this section, Neustar is also providing certain non-GAAP financial measures and reconciliations to the most directly comparable GAAP measure. Neustar cautions investors that the non-GAAP financial measures presented are intended to supplement Neustar’s GAAP results and are not a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with
GAAP and reconciliations from these results should be carefully evaluated.  In addition, these non-GAAP financial measures may not be comparable with similar non-GAAP financial measures used by other companies.  Management believes that these measures enhance investors’ understanding of the company’s financial performance and the comparability of the company’s operating results to prior periods, as well as against the performance of other companies.

Reconciliation of Segment Contribution
$ in 000s Full-Year
2012 Qtr
Ended,
Mar 31, Jun 30, Sep 30, Dec 31, 2011 Mar 31,
Segment contribution
    Carrier Services 96,579 97,570 99,302 97,549 391,000 108,446
    Enterprise Services 15,651 15,418 16,551 17,460 65,080 16,731
    Information Services –       –       –       12,583 12,583 18,014
    Total segment contribution 112,230 112,988 115,853 127,592 468,663 143,191
Indirect operating expense:
    Cost of revenue (excl. depreciation & amortization) 19,627 19,742 20,424 24,197 83,990 24,269
    Sales and marketing 3,825 4,617 3,584 5,314 17,340 5,730
    Research and development 3,598 2,912 3,575 6,149 16,234 4,860
    General and administrative 19,287 21,108 19,742 32,180 92,317 20,718
    Depreciation and amortization 9,146 9,386 10,486 17,191 46,209 22,706
    Restructuring charges (recoveries) 432 (12) (33) 3,162 3,549 522
    Consolidated income from operations 56,315 55,235 58,075 39,399 209,024 64,386
2011 Quarter Ended,

Adjusted Net Income from Continuing Operations
(1)
Amounts represent costs incurred by the Company in connection with its acquisition of Targus Information Corporation (TARGUSinfo).  Costs incurred in the second and third quarter of 2011 were not deductible for income tax purposes.  $3.3 million of costs incurred in the fourth quarter of 2011 were not deductible for income tax purposes.
(2)
Amounts represent costs incurred by the Company to repurchase 7.2 million shares of its Class A common stock through a modified “Dutch auction” tender offer which closed on December 8, 2011.  These costs were not deductible for income tax purposes.
(3)
Adjustment reflects the estimated tax effect of adjustments for stock-based compensation expense, amortization of acquired intangible assets and the tax deductible TARGUSinfo acquisition-related costs based on the effective tax rate for income from continuing operations for the applicable period.
(4)
Quarterly amounts for the adjustment for provision for income taxes do not add to the full year amount due to differences in the effective tax rate for income from continuing operations for the applicable quarters compared to effective annual tax rate.
(5)
Adjusted net income margin is a measure of adjusted net income from continuing operations as a percentage of revenue.
(6)
Quarterly amounts for adjusted net income from continuing operations per diluted share do not add to the full year amount due to differences in the adjustment for provision for income taxes discussed in (4) above.
$ in 000s, except per share amounts Full-Year
2012 Qtr
Ended,
Mar 31, Jun 30, Sep 30, Dec 31, 2011 Mar 31,
Revenue 146,095 147,683 152,497 174,180 620,455 199,582
Income from operations 56,315 55,235 58,075 39,399 209,024 64,386
Add:   Other (expense) income (144) 804 (371)
(4,602)
(4,313) (7,964)
Income from continuing operations before income taxes 56,171 56,039 57,704 34,797 204,711 56,422
Less:  Provision for income taxes, continuing operations 22,706 22,423 19,931 16,077 81,137 22,460
Income from continuing operations 33,465 33,616 37,773 18,720 123,574 33,962
Add:   Stock-based compensation 6,016 6,000 6,460 9,015 27,491 3,901
Add:   Amortization of acquired intangible assets 1,129 1,110 1,716 8,152 12,107 12,572
Add:   TARGUSinfo acquisition-related costs
(1) - 680
1,361
9,561 11,602 -
Add:   Tender offer costs
(2)
- - - 2,413 2,413 -
Less:  Adjustment for provision for income taxes
(3)(4)
(2,888) (2,845) (2,824) (10,821) (18,173) (6,557)
Adjusted net income from continuing operations 37,722 38,561 44,486 37,040 159,014 43,878
Adjusted net income margin from continuing operations
(5)
26% 26% 29% 21% 26% 22%
Adjusted net income from continuing operations per diluted share
(6)
$0.50 $0.51 $0.60 $0.51 $2.13 $0.64
Weighted average diluted common shares outstanding 75,285 75,015 74,632 72,865 74,496 68,478
2011 Quarter Ended,